UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2014

EXELIS INC.
(Exact name of registrant as specified in its charter)

Indiana	001-35228	45-2083813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1650 Tysons Boulevard, Suite 1700 McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

(703) 790-6300
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 Results of Operations and Financial Condition	3

ITEM 7.01 Regulation FD Disclosure	3

ITEM 9.01 Financial Statements and Exhibits	4

SIGNATURE	5

ITEM 2.02   Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release issued by Exelis Inc. (the “Company”) on October 31, 2014 that includes financial information for the Company for the third quarter of 2014, and updated fiscal 2014 guidance.  This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01 Regulation FD Disclosure.

Mr. David Melcher, Chief Executive Officer and President, and Mr. Peter Milligan, Senior Vice President and Chief Financial Officer, will present financial information for the Company for the third quarter of 2014, and updated fiscal 2014 guidance on October 31, 2014.  A copy of the presentation is attached hereto and incorporated by reference herein as Exhibit 99.2.  This information is furnished pursuant to Item 7.01 Regulation FD Disclosure and shall not be deemed filed for purposes of Section 18 of the Exchange Act or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01     Financial Statements and Exhibits

(d) Exhibits.

Exhibit
No.	Description
99.1	Press Release of Exelis Inc. dated October 31, 2014
99.2	Presentation slides issued by Exelis Inc. on October 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIS INC.

Date:	October 31, 2014	By:	/s/ Kathleen S. Stolar
Kathleen S. Stolar

		Its:	Assistant Secretary
(Authorized Officer of Registrant)